                                                                   EXHIBIT 99.2



                                AMENDMENT NO. 3
                                       TO
                          AGREEMENT AND PLAN OF MERGER

    The Agreement and Plan of Merger dated as of January 12, 1999 (the "Agreement"), by and among Casella Waste Systems, Inc., a Delaware corporation ("Buyer"), Rutland Acquisition Sub, Inc., a New Jersey corporation and a direct, wholly-owned subsidiary of Buyer ("Sub") and KTI, Inc., a New Jersey corporation ("Seller"), as amended by Amendment No. 1 to Agreement and Plan of Merger dated May 12, 1999 ("Amendment No. 1") and by Amendment No. 2 to Agreement and Plan of Merger dated September 8, 1999 ("Amendment No. 2"), is hereby amended as follows as of this 23rd day of September, 1999. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

1. The sixth "WHEREAS" clause of the Agreement, which refers to the pooling of interests accounting of the Merger, is hereby deleted.

2. Section 3.14 is hereby deleted, and the following shall be inserted in lieu thereof:

    "Section 3.14 Tax Matters. To its knowledge, after consulting with its legal counsel, neither Seller nor any of its Affiliates (as defined in Section 6.10) has taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under 368(a) of the Code."

3. Section 4.14 is hereby deleted, and the following shall be inserted in lieu thereof:

    "Section 4.14 Tax Matters. To its knowledge, after consulting with its legal counsel, neither Buyer nor any of its Affiliates has taken or agreed to take any action which would prevent the Merger from constituting a transaction qualifying as a reorganization under 368(a) of the Code."

4. Section 6.09 is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

5. Section 6.10 is hereby deleted, and the following shall be inserted in lieu thereof:

    "Section 6.10 Affiliate Agreements. Upon the execution of this Agreement, Seller will provide Buyer with a list of those persons who are, in Seller's reasonable judgment, "affiliates" of Seller within the meaning of Rule 145 (each such person who is an "affiliate" of Seller within the meaning of Rule 145 is referred to as an "Affiliate") promulgated under the Securities Act ("Rule 145"). Seller shall provide Buyer such information and documents as Buyer shall reasonably request for purposes of reviewing such list and shall notify Buyer in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Seller has delivered or caused to be delivered to Buyer, prior to the execution of this Agreement, from each of its Affiliates, an executed Affiliate Agreement, in substantially the form appended hereto as Exhibit C-3 (in the case of Seller Affiliates) (collectively, the "Affiliate Agreements"). Buyer shall be entitled to place appropriate legends on the certificates evidencing any Buyer Common Stock to be received by such Affiliates of Seller pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Buyer Common Stock, consistent with the terms of the Affiliate Agreements (provided that such legends or stop transfer instructions shall be removed, two years after the Effective Date, upon the request of any stockholder that is not then an Affiliate of Buyer). Seller agrees that any Affiliate Agreements signed by affiliates of Buyer in connection with the Agreement are hereby terminated.

6. Section 7.01(f) is hereby deleted, and the following shall be inserted in lieu thereof: "Intentionally omitted."

7. Section 8.03(a) is hereby deleted, and the following shall be inserted in lieu thereof:

    "(a)    If the Merger is consummated as provided for herein, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Buyer. Except as set forth in this
Section 8.03, in the event that the Merger is not consummated as provided for herein, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses; provided, however, Seller and Buyer shall share equally all fees and expenses, other than attorneys' fees, incurred with respect to the printing and filing of the Joint Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements."

8. In all other respects, the Agreement shall remain in full force and effect, and all references in the Agreement to "this Agreement" shall mean the Agreement as amended hereby.














                 [remainder of page intentionally left blank]

    IN WITNESS WHEREOF, Buyer, Sub and Seller have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                CASELLA WASTE SYSTEMS, INC.

                                By:             /s/ John W. Casella
                                     -----------------------------------------
                                         John W. Casella, Chairman and CEO

                                RUTLAND ACQUISITION SUB, INC.

                                By:             /s/ John W. Casella
                                     -----------------------------------------
                                             John W. Casella, President

                                KTI, INC.

                                By:              /s/ Ross Pirasteh
                                     -----------------------------------------
                                              Ross Pirasteh, Chairman







      [Signature page to Amendment No. 3 to Agreement and Plan of Merger]

                                                                     Exhibit C-3
                                 Amended and Restated Seller Affiliate Agreement

                               AFFILIATE AGREEMENT

                               September ___, 1999

Casella Waste Systems, Inc.
25 Green Hills Lane
Rutland, VT  05701

KTI, Inc.
7000 Boulevard East
Guttenberg, NJ  07093

Ladies and Gentlemen:

         An Agreement and Plan of Merger dated as of January 12, 1999 (the "Agreement"), as amended as of May 12, 1999, September 8, 1999 and
September ___, 1999, has been entered into by and among KTI, Inc., a New Jersey corporation ("Seller"), Casella Waste Systems, Inc., a Delaware corporation ("Buyer"), and Rutland Acquisition Sub, Inc., a New Jersey corporation and a wholly-owned subsidiary of Buyer (the "Merger Sub"). The Agreement provides for the merger of the Merger Sub with and into Seller (the "Merger"). In accordance with the Agreement, shares of common stock, no par value per share, of Seller (the "Seller Common Stock") shall be converted into shares of common stock, $.01 par value per share, of Buyer (the "Buyer Common Stock"), as described in the Agreement.

         The undersigned has been advised that as of the date of this agreement the undersigned may be deemed to be an "affiliate" of Seller, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act").

         In consideration of the mutual agreements, provisions and covenants set forth in the Agreement and hereinafter in this agreement, the undersigned represents and agree as follows:

         1. AMENDMENT AND RESTATEMENT. This letter amends and restates and supersedes in its entirety the Affiliate Agreement among Seller, Buyer and the undersigned dated as of January 12, 1999, which shall be of no further force or effect.

         2. RULE 145. The undersigned will not offer, sell, pledge, hypothecate, transfer or otherwise dispose of, or reduce its interest in or risk relating to, any of the shares of Buyer Common Stock issued to the undersigned in the Merger unless at such time either: (i) such transaction is permitted pursuant to the provisions of Rule

145 under the Securities Act; (ii) the undersigned shall have furnished to Buyer an opinion of counsel, reasonably satisfactory to Buyer to the effect that such transaction is otherwise exempt from the registration requirements of the Securities Act; or (iii) a registration statement under the Securities Act covering the proposed offer, sale, pledge, hypothecation, transfer or other disposition shall be effective under the Securities Act.

         3. LEGEND.

                  (a) The undersigned understands that all certificates representing Buyer Common Stock delivered to the undersigned pursuant to the Merger shall bear a legend in substantially the form set forth below, until the earlier to occur of (i) one of the events referred to in Section 2 above or (ii) the date on which the undersigned requests removal of such legend, provided, that such request occurs at least two years from the Effective Time (as defined in the Agreement) and that the undersigned is not at the time of such request, and has not been during the three months period preceding to such request, an affiliate of Buyer.

         "The shares represented by this certificate were issued in a transaction to which Rule 145 of the Securities Act of 1933 applies and may only be transferred in accordance with the provisions of such rule. In addition, the shares represented by this certificate may only be transferred in accordance with the terms of an affiliate agreement dated September ___, 1999 between the initial holder hereof and Buyer, a copy of which agreement may be inspected by the holder of this certificate at the principal offices of Buyer, or furnished by Buyer to the holder of this certificate upon written request without charge."

                  (b) Buyer in its discretion may cause stop transfer orders to be placed with its transfer agent with respect to the certificates for the shares of Buyer Common Stock that are required to bear the foregoing legend.

         4. GENERAL PROVISIONS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. This agreement shall be binding on the undersigned's successors and assigns, including his or her heirs, executors and administrators.

         Execution of this letter should not be considered an admission on the part of the undersigned that the undersigned is an "affiliate" of Seller as described in the second paragraph of this letter, or as a waiver of any rights the undersigned may have to object to, or any claim that the undersigned is such an affiliate on or after the date of this letter.

         The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel or counsel for Buyer.

                                   Very truly yours,



                                   ---------------------------------------
                                   Signature


                                   ---------------------------------------
                                   Print Name

Accepted:

KTI, INC.

By:
    ----------------------------

Name:
      --------------------------

Title:
       -------------------------

Dated:
       -------------------------


CASELLA WASTE SYSTEMS, INC.

By:
    ----------------------------

Name:
      --------------------------

Title:
       -------------------------

Dated:
       -------------------------